COMMON STOCK                                                      COMMON STOCK

NUMBER                                                                  SHARES
COP
                          CONSOLIDATED PRODUCTS, INC.

INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
  OF THE STATE OF INDIANA                                  CERTAIN DEFINITIONS
                                                            CUSIP 209798 10 7

THIS CERTIFIES THAT

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Consolidated Products, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The holder hereof, by accepting this certificate, expressly assents to and is bound by all provisions of the Articles of Incorporation, and by the By-Laws of the Corporation, and all amendments thereto, respectively from time to time, to all of which reference is hereby made with the same force and effect as if the same were herein set forth in full. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated

[SEAL]

/s/ S. Sue Aramian          E.W. Kelley
------------------          --------------------
SECRETARY                   CHAIRMAN

                    THIS CERTIFICATE IS TRANSFERABLE EITHER
                     IN CHICAGO, IL. OR IN NEW YORK, N.Y.

Countersigned and Registered:
                      HARRIS TRUST AND SAVINGS BANK
                                                      Transfer Agent
                                                      and Registrar
By

                                                Authorized Signature

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common
TOD     -- transfer on death direction in event of
           of owner's death, to person named on face subject to STA TOD rules

UNIF GIFT MIN ACT --  __________ Custodian __________
                        (Cust)              (Minor)

                      under Uniform Gifts to Minors
                             Act ________
                                  (State)

UNIF TRAN MIN ACT --  __________ Custodian __________
                        (Cust)              (Minor)

                      under Uniform Transfers to Minors
                             Act ________
                                  (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

___________________________________________
Signature

___________________________________________
Signature

In presence of: ___________________________

__________________________________________________________________
NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
      NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.